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                                                                    EXHIBIT (24)

                             FIRST UNION CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Mark C. Treanor, Anthony R. Augliera and Ross E. Jeffries, Jr., and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission, and to sign any and all amendments to such Annual Report.

         SIGNATURE                         CAPACITY
         ---------                         --------


/s/ EDWARD E. CRUTCHFIELD         Chairman and Director
-------------------------
EDWARD E. CRUTCHFIELD


/s/ G. KENNEDY THOMPSON           President and Chief Executive Officer
-------------------------         and Director
G. KENNEDY THOMPSON


/s/ ROBERT P. KELLY               Executive Vice President and
-------------------------         Chief Financial Officer
ROBERT P. KELLY


/s/ JAMES H. HATCH                Senior Vice President and Corporate Controller
-------------------------         (Principal Accounting Officer)
JAMES H. HATCH


/s/ EDWARD E. BARR                Director
-------------------------
EDWARD E. BARR


/s/ G. ALEX BERNHARDT             Director
-------------------------
G. ALEX BERNHARDT


/s/ ERSKINE B. BOWLES             Director
-------------------------
ERSKINE B. BOWLES


-------------------------         Director
W. WALDO BRADLEY


/s/ ROBERT J. BROWN               Director
-------------------------
ROBERT J. BROWN


-------------------------         Director
A. DANO DAVIS


/s/ NORWOOD H. DAVIS, JR.         Director
-------------------------
NORWOOD H. DAVIS, JR.


/s/ B. F. DOLAN                   Director
-------------------------
B. F. DOLAN


/s/ RODDEY DOWD, SR.              Director
-------------------------
RODDEY DOWD, SR.




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           SIGNATURE                                 CAPACITY
           ---------                                 --------


/s/ WILLIAM H. GOODWIN, JR.                          Director
------------------------------
WILLIAM H. GOODWIN, JR.


                                                     Director
------------------------------
FRANK M. HENRY


/s/ ERNEST E. JONES                                  Director
------------------------------
ERNEST E. JONES


/s/ HERBERT LOTMAN                                   Director
------------------------------
HERBERT LOTMAN


/s/ RADFORD D. LOVETT                                Director
------------------------------
RADFORD D. LOVETT


/s/ MACKEY J. MCDONALD                               Director
------------------------------
MACKEY J. MCDONALD


/s/ PATRICIA A. MCFATE                               Director
------------------------------
PATRICIA A. MCFATE


/s/ JOSPEH NEUBAUER                                  Director
------------------------------
JOSEPH NEUBAUER


------------------------------                       Director
JAMES M. SEABROOK


/s/ RUTH G. SHAW                                     Director
------------------------------
RUTH G. SHAW


/s/ LANTY L. SMITH                                   Director
------------------------------
LANTY L. SMITH




Dated:  December 19, 2000
Charlotte, North Carolina